UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 16, 2024

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Perpetua Resources Corp. (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) on May 16, 2024. As of March 22, 2024, the record date for the Annual Meeting (the “Record Date”), 64,123,456 common shares of the Company (the “Common Shares”) were outstanding and entitled to vote at the Annual Meeting. Holders of Common Shares were entitled to one vote per share held as of the Record Date. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

1.	Each of the following persons was duly elected by the Company’s shareholders as a director for a term expiring at the 2025 annual meeting of shareholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON- VOTES
Marcelo Kim	41,873,168	833,739	4,635,446
Chris J. Robison	42,818,936	89,659	4,433,758
Alex Sternhell	42,729,029	179,566	4,433,758
Bob Dean	42,803,175	105,420	4,433,758
Andrew Cole	42,867,428	41,167	4,433,758
Rich Haddock	42,834,956	73,639	4,433,758
Laura Dove	42,741,457	167,138	4,433,758
Jeff Malmen	42,814,492	94,103	4,433,758
Jon Cherry	42,844,933	63,662	4,433,758
Jessica Largent	42,209,553	697,042	4,635,446

2.	The proposal to fix the number of directors of the Company at ten (10) was approved by the shareholders, with votes as follows:

FOR	AGAINST	BROKER NON- VOTES
46,999,320	343,031	2

3.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 at a remuneration to be set by the directors was ratified by the shareholders, with votes as follows:

FOR	WITHHOLD	BROKER NON- VOTES
47,278,934	63,418	1

4.	The proposal to amend the Company’s Omnibus Equity Incentive Plan to increase the aggregate number of Common Shares available for the grant of awards under such plan was approved by the shareholders, with votes as follows:

FOR	AGAINST	BROKER NON- VOTES
36,161,961	6,746,633	4,433,759

No other matters were submitted for shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: May 17, 2024	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer